                                                                   EXHIBIT 10.12


                            SQUARE FOOTAGE AMENDMENT

     THIS SQUARE FOOTAGE AMENDMENT (this "Amendment") dated as of this 7th day of May, 1999 amending that certain Lease Agreement dated March 22, 1999 and any and all Letters of Agreement, Addenda, Amendments or Extensions thereof (collectively, the "Lease") by and between SAWGRASS PLAZA ASSOCIATES ("Landlord") and CORSAIRE, INC., ("Tenant").


                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant entered into the Lease relating to certain office space (the "Premises") within the building known as Sawgrass Plaza (the "Building") located at 1550 Sawgrass Corporate Parkway, Sunrise, Florida; and

     WHEREAS, subsequent to the date of the Lease, the actual square footage of the Premises has been measured according to the current B.O.M.A. standard for square footage calculation; and

     NOW, THEREFORE, for and in considerations of the terms, covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. Notwithstanding anything contained in the Lease, as amended, to the contrary, the Premises shall mean 3,433 rentable square feet comprising the second (2nd) floor of the Building known as Suite 220.

2. The Base Rent, Additional, Tenant Improvement Allowance and all other amounts specified in the Lease which are a function of the rentable square footage of the Premises shall be adjusted accordingly.

     All other terms and conditions of the Lease not amended hereby are in full force and effect and binding upon the parties thereto.

     Any provision of this Amendment shall prevail over conflicting provisions contained in the Lease.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


Signed, sealed and delivered
in the presence of:                               Sawgrass Plaza Associates,
                                                  a Florida general partnership
Illegible                                         through its authorized agent,
---------------------------------                 Stiles Corporation

/s/ Janet M. Nathon                               By: /s/ Rocco Ferrera
---------------------------------                    ---------------------------
                                                     Rocco Ferrera,
                                                     Vice President

                                                         "TENANT"

Signed, sealed and delivered
in the presence of:                               CORSAIRE, INC., a Delaware corporation
                                                  d/b/a Net Command Tech, Inc.

Illegible                                         By: /s/ William K. Dunavant
---------------------------------                     -------------------------

Illegible                                         President/Dunavant
---------------------------------                 -----------------------------
                                                  Print Name and Title